                                            Exhibit 21.1
Sonida Senior Living, Inc.
SUBSIDIARIES

Name	Jurisdiction of Organization	Percentage Ownership
Sonida Senior Living, Inc. (formerly Capital Senior Living Corporation)	Delaware	100%
Capital Senior Development, Inc.	Texas	100%
Capital Senior Management 1, Inc.	Texas	100%
Capital Senior Management 2, Inc.	Texas	100%
Capital Senior Management AC, Inc.	Delaware	100%
Capital Senior Peoria, LLC	Delaware	100%
Capital Senior Living Properties 2, Inc.	Texas	100%
Capital Senior Living Properties 2 - Gramercy, Inc.	Delaware	100%
Capital Senior Living Properties 2, - Heatherwood, Inc.	Delaware	100%
Capital Senior Living Properties 2 – NHPT, Inc.	Delaware	100%
Capital Senior Living Properties 3, Inc.	Delaware	100%
Capital Senior Living Properties 4, Inc.	Delaware	100%
Capital Senior Living Properties 5, Inc.	Delaware	100%
Capital Senior Living Properties 6, Inc.	Delaware	100%
Capital Senior Living A, Inc.	Delaware	100%
Capital Senior Living, ILM-A, Inc.	Delaware	100%
Capital Senior Living P-B, Inc.	Delaware	100%
Capital Senior Living ILM-B, Inc.	Delaware	100%
Capital Senior Living P-C, Inc.	Delaware	100%
Capital Senior Living ILM-C, Inc.	Delaware	100%
Sonida Acquisition, LLC (formerly Capital Senior Living Acquisition, LLC)	Delaware	100%
CGI Management, Inc.	Delaware	100%
Quality Home Care, Inc.	Indiana	100%
Triad Senior Living I, LP	Texas	100%
Triad Senior Living II, LP	Texas	100%
Triad Senior Living III, LP	Texas	100%
Triad Senior Living IV, LP	Texas	100%
Triad Senior Living V, LP	Texas	100%
Waterford Senior Living, Inc.	Texas	100%
Capital Senior Management S, Inc.	Texas	100%
Capital Midwest, LLC	Delaware	100%
Capital Spring Meadows, LLC	Delaware	100%
Capital Texas S, LLC	Delaware	100%
CSL CE Arlington, LLC	Delaware	100%
CSL CE College Station, LLC	Delaware	100%
CSL CE Conroe, LLC	Delaware	100%
CSL CE Corpus, LLC	Delaware	100%

Exhibit 21.1

Name	Jurisdiction of Organization	Percentage Ownership
CSL CE Stephenville, LLC	Delaware	100%
CSL Management C-ARK, LLC	Delaware	100%
CSL RE Corpus, LLC	Delaware	100%
CSL S Cleburne, LLC	Delaware	100%
CSL S Conroe, LLC	Delaware	100%
CSL S Longview, LLC	Delaware	100%
CSL S Mansfield, LLC	Delaware	100%
CSL S McKinney, LLC	Delaware	100%
CSL S Nacogdoches, LLC	Delaware	100%
CSL S Palestine, LLC	Delaware	100%
CSL S Paris, LLC	Delaware	100%
CSL S Sherman, LLC	Delaware	100%
CSL S Tyler, LLC	Delaware	100%
CSL S Waxahachie, LLC	Delaware	100%
CSL S Weatherford, LLC	Delaware	100%
CSL 108 th & Q, LLC	Delaware	100%
CSL Amberleigh, Inc.	Virginia	100%
CSL Ames, LLC	Delaware	100%
CSL Ames Management, LLC	Delaware	100%
CSL Aspen Grove, LLC	Delaware	100%
CSL Aspen Grove Management, LLC	Delaware	100%
CSL Autumn Glen, LLC	Delaware	100%
CSL Autumn Glen Management, LLC	Delaware	100%
CSL Batesville, LLC	Delaware	100%
CSL Batesville Management, LLC	Delaware	100%
CSL Baytown, LLC	Delaware	100%
CSL Carpenter’s Creek FL, LLC	Delaware	100%
CSL Chardon, LLC	Delaware	100%
CSL Charlestown, LLC	Delaware	100%
CSL Charlestown Management, LLC	Delaware	100%
CSL Cincinnati, LLC	Delaware	100%
CSL Colby, LLC	Delaware	100%
CSL Columbus, LLC	Delaware	100%
CSL Cottonwood, LLC	Delaware	100%
CSL Creekside FL, LLC	Delaware	100%
CSL Elkhorn, LLC	Delaware	100%
CSL Elkhorn Management, LLC	Delaware	100%
CSL Esperanza Management, LLC	Delaware	100%
CSL Fitchburg, LLC	Delaware	100%

Exhibit 21.1

Name	Jurisdiction of Organization	Percentage Ownership
CSL Fitchburg Management, LLC	Delaware	100%
CSL Georgetowne, LLC	Delaware	100%
CSL Granbury, LLC	Delaware	100%
CSL Green Bay, LLC	Delaware	100%
CSL Green Bay Management, LLC	Delaware	100%
CSL Greenbriar, LLC	Delaware	100%
CSL Hamilton, LLC	Delaware	100%
CSL Harrison, LLC	Delaware	100%
CSL Hartford, LLC	Delaware	100%
CSL Heritage, LLC	Delaware	100%
CSL Heritage AL, Inc.	Virginia	100%
CSL Heritage Management, LLC	Delaware	100%
CSL Hunt Staffing, LLC	Delaware	100%
CSL Keystone Woods, LLC	Delaware	100%
CSL Kingwood, LLC	Delaware	100%
CSL Kokomo, LLC	Delaware	100%
CSL Kokomo Management, LLC	Delaware	100%
CSL Laurelhurst NC, LLC	Delaware	100%
CSL LeaseCo, Inc.	Delaware	100%
CSL Levis Commons, LLC	Delaware	100%
CSL Libertyville, LLC	Delaware	100%
CSL Marion, LLC	Delaware	100%
CSL Miami, LLC	Delaware	100%
CSL Midwest I Management, LLC	Delaware	100%
CSL Miracle Hills, LLC	Delaware	100%
CSL Montclair, LLC	Delaware	100%
CSL Naperville, LLC	Delaware	100%
CSL North Pointe SC, LLC	Delaware	100%
CSL Ohio JV, LLC	Delaware	100%
CSL Park Falls, LLC	Delaware	100%
CSL Plainfield, LLC	Delaware	100%
CSL Plainfield Management, LLC	Delaware	100%
CSL Plymouth, LLC	Delaware	100%
CSL Plymouth Management, LLC	Delaware	100%
CSL Prestwick, LLC	Delaware	100%
CSL Remington, LLC	Delaware	100%
CSL Riverbend IN, LLC	Delaware	100%
CSL Riverbend Management, LLC	Delaware	100%
CSL Rose Arbor, LLC	Delaware	100%

Exhibit 21.1

Name	Jurisdiction of Organization	Percentage Ownership
CSL Shaker Heights, LLC	Delaware	100%
CSL Springfield MA, LLC	Delaware	100%
CSL Summit, LLC	Delaware	100%
CSL Summit Place Management, LLC	Delaware	100%
CSL Summit Place SC, LLC	Delaware	100%
CSL Summit Point, LLC	Delaware	100%
CSL Summit Point Management, LLC	Delaware	100%
CSL Towne Centre, LLC	Delaware	100%
CSL Trumbull, LLC	Delaware	100%
CSL Van Dorn, LLC	Delaware	100%
CSL Village of Columbus, LLC	Delaware	100%
CSL Vintage, LLC	Delaware	100%
CSL Vintage Land, LLC	Delaware	100%
CSL Vintage Management, LLC	Delaware	100%
CSL Virginia Beach, LLC	Delaware	100%
CSL West Bend, LLC	Delaware	100%
CSL Whispering Pines, LLC	Delaware	100%
CSL White River, LLC	Delaware	100%
CSL Whitley Place Management, LLC	Delaware	100%
CSL Windermere, LLC	Delaware	100%
CSL Wisconsin Rapids, LLC	Delaware	100%
CSL Woodbridge, LLC	Delaware	100%
CSL Woodlands Management, LLC	Delaware	100%
CSL Wynnfield Crossing, LLC	Delaware	100%
Sonida Brownsburg IN, LLC	Delaware	100%
Sonida Plainfield IN, LLC	Delaware	100%
4